UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2009

Brigham Exploration Company
 (Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500 Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 22, 2009, the Registrant will be making a presentation available to the public. We caution you that the information provided in our presentation is given as of September 22, 2009 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

Registrant’s analyst and investor day conference begins at 5:00 p.m. (CST) on September 22, 2009. A live webcast may be accessed on the Registrant’s website, at www.bexp3d.com, and a replay will be available on the Registrant’s website through October 22, 2009. The slides that will accompany the presentations will also be accessible by visiting the Registrant’s website on or after 8:00 a.m. (CST) on September 22, 2009.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit 99.1    Press release dated September 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date:   September 21, 2009

By:   /s/ Eugene B. Shepherd, Jr.

Eugene B. Shepherd, Jr.
Executive Vice President &
Chief Financial Officer

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	Press Release dated September 21, 2009.